UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 22, 2006

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Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)	88-0450923 (IRS Employer Identification No.)

5804 E. Slauson Ave.,
Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

        On September 22, 2006, Blue Holdings, Inc. (the “Registrant”) entered into an Assignment and Assumption of Lease (“Assignment”) with Blue Concept, LLC (“Blue Concept”) and Melrose Edinburgh, LLC (“Melrose Edinburgh”), pursuant to which Blue Concept assigned to the Registrant the Lease (the “Lease”) executed on March 16, 2005, between Blue Concept and Melrose Edinburgh. The Assignment is effective as of August 1, 2005. Paul Guez, the Registrant’s Chairman, Chief Executive Officer and President, and a majority stockholder of the Registrant, and Elizabeth Guez, Paul Guez’s spouse, as trustees of The Paul and Elizabeth Guez Living Trust dated February 13, 1998, consented to the Assignment in their capacities as the guarantors of the Registrant’s obligations under the Lease. The Registrant had previously informally assumed the obligations under the Lease, effective as of August 1, 2005, and has been paying thereunder since that time. However, the parties agreed to execute the Assignment to formalize the assignment and assumption, and concluded the Assignment on September 22, 2006.

        The Lease provides for the occupancy of the aggregate space commonly known as 8011 and 8013 Melrose Avenue, located on the ground floor area, and the second floor/mezzanine area, and the use of the common areas and parking area of the shopping center located at 8007-8013 Melrose Avenue, Los Angeles, California. The Registrant pays monthly rent of $19,167, subject to an increase on April 1 of each year through the end of the term of the Lease at a compounded rate equal to the cumulative percentage increase in the revised Consumer Price Index for All Urban Consumers, Los Angeles All Items (1982-1984 – 100), provided, however, that such increase shall be at least 2.5% and shall be no greater than 3.5%. The registrant is also required to pay its percentage share of common area maintenance costs as provided in the Lease.

        Melrose Edinburgh is entitled to terminate the Lease upon 30 days written notice if the shopping center is significantly damaged or destroyed. Melrose Edinburgh is also entitled to terminate the Lease if the Registrant defaults on any of its material obligations under the Lease, which default is not cured within periods ranging from 5 to 60 days, depending on the default.

        The Lease expires on March 15, 2015 and is subject to earlier termination pursuant to its terms.

        Blue Concept is co-owned by Paul Guez, the Company’s Chairman, Chief Executive Officer and President, and a majority stockholder.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2006	BLUE HOLDINGS, INC. By: /s/ Patrick Chow _____________________________________ Patrick Chow, Chief Financial Officer and Secretary

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